UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2024

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 10, 2024, Jennifer L. Slater, Executive Vice President, Performance Sensing, Vehicles Business Unit of Sensata Technologies Holding plc (the “Company”), informed the Company of her decision to resign as an executive officer of the Company to pursue other opportunities. Ms. Slater will remain with the Company until June 28, 2024 (the “Departure Date”) to help with the transition of her responsibilities. Ms. Slater’s decision to resign from the Company was not the result of any disagreement relating to the Company’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual General Meeting of Shareholders (the "General Meeting") of Sensata Technologies Holding plc (the “Company”) was held on June 11, 2024. A total of 129,653,185 ordinary shares, or 86.01% of the total shares entitled to vote, were represented at the General Meeting in person or by proxy. Set forth below are the matters the shareholders voted on and the final voting results. The proposals below are described in detail in the Proxy Statement for the General Meeting previously filed with the Securities and Exchange Commission.
1. Ordinary resolution to approve the election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andrew C. Teich	118,917,189	4,343,831	47,906	6,344,259
John P. Absmeier	122,548,417	712,577	47,932	6,344,259
Daniel L. Black	121,998,193	1,262,862	47,871	6,344,259
Lorraine A. Bolsinger	121,561,084	1,700,155	47,687	6,344,259
John Mirshekari	122,550,331	711,347	47,268	6,344,259
Constance E. Skidmore	121,761,267	1,500,022	47,637	6,344,259
Steven A. Sonnenberg	122,507,597	753,372	47,957	6,344,259
Martha N. Sullivan	121,657,748	691,788	959,390	6,344,259
Jugal Vijayvargiya	122,032,272	1,228,186	48,468	6,344,259
Stephen M. Zide	122,330,964	929,559	48,403	6,344,259
Each of the nominees was elected for a term of one year.
2. Ordinary advisory resolution to approve the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,178,275	3,913,006	217,645	6,344,259
This resolution was approved.
3. Ordinary resolution to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,521,136	88,175	43,874	—
This resolution was approved.
4. Ordinary advisory resolution to approve the Director Compensation Report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,185,111	1,909,070	214,745	6,344,259
This resolution was approved.

5. Ordinary resolution to appoint Deloitte & Touche LLP as the Company's U.K. statutory auditor for fiscal year 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,520,033	89,395	43,757	—
This resolution was approved.
6. Ordinary resolution to authorize the Audit Committee, for and on behalf of the Board, to determine the Company's U.K. statutory auditor's reimbursement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,592,474	13,945	46,766	—
This resolution was approved.
7. Ordinary resolution to receive the Company's 2023 Annual Report and Accounts:

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,994,977	10,993	647,215	—
This resolution was approved.
8. Special resolution to approve the form of share repurchase contracts and repurchase counterparties:

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,427,613	2,752,468	473,104	—
This resolution was approved.
9. Ordinary resolution to authorize the Board of Directors, in accordance with section 551 of the U.K. Companies Act 2006, as amended (the "U.K. Companies Act"), to exercise all powers of the Company to issue equity securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,091,505	1,547,428	14,252	—
This resolution was approved.
10. Special resolution to authorize the Board of Directors, in accordance with section 570 of the U.K. Companies Act, to issue equity securities without the rights of preemption provided by section 561 of the U.K. Companies Act:

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,168,158	3,468,371	16,656	—
This resolution was approved.
11. Ordinary resolution to authorize the Board of Directors, in accordance with section 551 of the U.K. Companies Act, to exercise all powers of the Company to issue equity shares under our equity incentive plans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,048,232	208,184	52,510	6,344,259
This resolution was approved.
12. Special resolution to authorize the Board of Directors, in accordance with section 570 of the U.K. Companies Act, to issue equity shares under our equity incentive plans without the rights of preemption provided by section 561 of the U.K. Companies Act:

Votes For	Votes Against	Abstentions	Broker Non-Votes
122,960,700	295,554	52,672	6,344,259
This resolution was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ David K. Stott
Date:	June 14, 2024	Name: David K. Stott
Title: Senior Vice President, General Counsel and Corporate Secretary

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